UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2025

FB FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1221 Broadway, Suite 1300
Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)

(615) 564-1212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	FBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger
On March 31, 2025, FB Financial Corporation (“FB Financial”), the parent company of FirstBank, and Southern States Bancshares, Inc. (“Southern States”), the parent company of Southern States Bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which: (a) Southern States will, subject to the terms and conditions set forth in the Merger Agreement, merge with and into FB Financial (the “Corporate Merger”), with FB Financial as the surviving corporation in the Corporate Merger and (b) immediately following the Corporate Merger, Southern States Bank will merge with and into FirstBank (the “Bank Merger”) with FirstBank as the surviving bank in the Bank Merger.
Merger Consideration
Under the terms and subject to the conditions of the Merger Agreement, upon the consummation of the Corporate Merger (the “Effective Time”), holders of Southern States common stock, $5.00 par value per share (“Southern States Common Stock”) will have the right to receive 0.80 shares (the “Exchange Ratio”, and such shares, the “Merger Consideration”) of FB Financial common stock, $1.00 par value per share (“FB Financial Common Stock”) for each share of Southern States Common Stock, they hold, with cash to be paid in lieu of fractional shares.
At the Effective Time, each option to purchase shares of Southern States Common Stock (a “Southern States Stock Option”) outstanding as of immediately prior to the Effective Time, whether vested or unvested, will be cancelled and exchanged into the right to receive a cash payment equal to the product of (a) the difference, if positive, between (i) the Per Share Cash Equivalent Consideration (as defined in the Merger Agreement) and (ii) the exercise price of the Southern States Stock Option immediately prior to the Effective Time, multiplied by (b) the number of shares of Southern States Common Stock underlying such Southern States Stock Option immediately prior to the Effective Time, rounded up to the nearest cent.
At the Effective Time, each share of Southern States Common Stock subject to vesting, repurchase or other lapse restriction (“Southern States Restricted Stock Award”), outstanding as of immediately prior to the Effective Time will, automatically and without any required action on the part of the holder thereof, become fully vested effective as of immediately prior to the Effective Time and each such Southern States Restricted Stock Award will be treated as a share of Southern States Common Stock for all purposes of the Merger Agreement, including the right to receive the Merger Consideration in accordance with the terms thereof.
At the Effective Time, each restricted stock unit granted by Southern States (a “Seller RSU Award”) outstanding as of immediately prior to the Effective Time will, automatically and without any required action on the part of the holder thereof, be cancelled as of the Effective Time and converted into the right to receive the Merger Consideration in respect of each share of Southern States Common Stock underlying the Seller RSU Award as of immediately prior to the Effective Time.
Post-Closing Governance
At the Effective Time, a new director will be added to FB Financial’s board of directors. Such director will be mutually agreed by FB Financial and Southern States, subject to FB Financial’s customary review, vetting, and approval processes.
Representations and Warranties; Covenants
The Merger Agreement contains customary representations and warranties and covenants by Southern States and FB Financial, including, among others, covenants relating to (a) the conduct of each party’s business during the period prior to the consummation of the Corporate Merger, (b) Southern States’ obligations to facilitate Southern States’ shareholders’ consideration of, and voting upon, the Merger Agreement at a meeting of shareholders held for that purpose, (c) FB Financial’s obligation to facilitate FB Financial’s shareholders’ consideration of, and voting upon, the issuance of shares of FB Financial Common Stock in the Corporate Merger, (d) the recommendation by the Southern States board of directors in favor of approval of the Merger Agreement and the Corporate Merger, and (e) certain Southern States non-solicitation obligations related to alternative business combination proposals.
In addition, each of FB Financial and Southern States has agreed to use its commercially reasonable efforts to obtain as promptly as practicable all consents required to be obtained from any governmental authority that are necessary or advisable to consummate the Corporate Merger and the Bank Merger. Notwithstanding that general obligation to obtain such consents from governmental authorities, neither party is required to take any action that would reasonably be expected to have a material and adverse effect (measured on a scale relative to Southern States) on the condition (financial or otherwise), results of operations, liquidity, assets or deposit liabilities, properties or business of FB Financial and FirstBank after the Effective Time, taken as a whole, after giving effect to the Corporate Merger (a “Burdensome Condition”).

Closing Conditions
Each party’s obligation to consummate the Corporate Merger is subject to customary closing conditions, including, among others, (a) approval of the Merger Agreement and the Corporate Merger by the shareholders of Southern States, (b) approval of the issuance of shares of FB Financial Common Stock in the Corporate Merger by the shareholders of FB Financial, (c) receipt of required regulatory approvals without the imposition of a Burdensome Condition, (d) the absence of any law or order preventing or prohibiting the consummation of the transactions contemplated by the Merger Agreement (including the Corporate Merger), (e) the effectiveness of the registration statement for the FB Financial common stock to be issued in the Corporate Merger, (f) receipt by Southern States and FB Financial of opinions to the effect that the Corporate Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, (g) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (h) the performance in all material respects by the other party of its obligations under the Merger Agreement, and (i) the absence of any material adverse effect with respect to the other party.
Termination; Termination Fee
The Merger Agreement provides certain termination rights for both FB Financial and Southern States, and further provides that a termination fee of $15,000,000 will be payable by Southern States under certain circumstances, including (1) if its board of directors withdraws, qualifies or modifies its recommendation that the Southern States shareholders approve the Merger Agreement in a manner adverse to FB Financial or has resolved to take such action, (2) if Southern States terminates the Merger Agreement in order to accept a superior proposal, and (3) if the Merger Agreement is terminated in certain circumstances and Southern States enters into any agreement for or consummates an acquisition transaction within twelve months after such termination.
FB Financial must pay Southern States a termination fee in the same amount if Southern States terminates the Merger Agreement under certain circumstances, including if the FB Financial board of directors withdraws, qualifies or modifies its recommendation that the FB Financial shareholders approve the Merger Agreement in a manner adverse to Southern States.
Important Statement Regarding Merger Agreement
The foregoing description of the Merger Agreement and the Corporate Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.
The representations, warranties and covenants of each party set forth in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, and were and are solely for the benefit of the parties to the Merger Agreement (other than, in the case of certain covenants, third party beneficiaries expressly identified therein), may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them or any descriptions of them as statements of facts or conditions of Southern States, FB Financial, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. In addition, such representations and warranties (1) will not survive consummation of the Corporate Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Southern States, FB Financial, their respective affiliates, or their respective businesses. The Merger Agreement should not be read alone, but instead should be read in conjunction with the other information regarding Southern States, FB Financial, their respective affiliates or their respective businesses, the Merger Agreement, and the Corporate Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement of FB Financial and Southern States and a prospectus of FB Financial, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings by FB Financial with the Securities and Exchange Commission (the “SEC”) from time to time.
Voting Agreements
In connection with the Merger Agreement, each of Southern States and FB Financial have entered into a voting agreement with each of their directors and executive officers who owns shares of Southern States Common Stock or FB Financial Common Stock, as applicable, forms of which are attached hereto as Exhibits 10.1 (the “Southern States Voting Agreement”) and 10.2 (the “FB Financial Voting Agreement” and together with the Southern States Voting Agreement, the “Voting Agreements”), respectively. The Southern States directors and executive officers that are party to the Southern States Voting Agreements beneficially own in the aggregate approximately 5.4% of the outstanding shares of Southern States Common Stock. The FB Financial directors and executive officers that are party to the FB Financial Voting Agreements beneficially own in the aggregate approximately 1.83% of the outstanding shares of FB Financial Common Stock. The Voting Agreements require, among other things, that the party thereto vote all of his or her shares of Southern States Common Stock or FB Financial Common Stock, as applicable, in favor of the Corporate Merger and the other transactions contemplated by the Merger Agreement and to refrain from transfers (subject to certain limited exceptions) of any such shares of Southern States Common Stock or FB Financial Common Stock, as applicable, prior to the Effective Time.
The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Voting Agreements, which are attached as Exhibits 10.1 and 10.2 to this Report, and incorporated by reference herein.
Item 7.01. Regulation FD Disclosure.
On March 31, 2025, FB Financial and Southern States issued a joint press release announcing the signing of the Merger Agreement. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.
In connection with the announcement of the Merger Agreement, FB Financial and Southern States intend to provide supplemental information regarding the proposed transaction in presentations to analysts and investors. The slides that will be available in connection with the presentations are attached hereto as Exhibit 99.2 and are incorporated by reference herein.
The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of FB Financial under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing. FB Financial does not incorporate by reference to this Current Report on Form 8-K information presented at any website referenced in this report or in any of the Exhibits attached hereto.
This Report does not constitute an offer to buy or sell, or the solicitation of an offer to buy or sell, any securities or a solicitation of any vote or approval. In connection with the Corporate Merger, FB Financial will file with the SEC a Registration Statement on Form S-4 to register the shares of FB Financial Common Stock to be issued in connection with the Corporate Merger. The Registration Statement will include a joint proxy statement of FB Financial and Southern States that also constitutes a prospectus of FB Financial. The definitive joint proxy statement/prospectus will be sent to the shareholders of each of FB Financial and Southern States seeking their approval of the Corporate Merger and other related matters.
INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE CORPORATE MERGER OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING FB FINANCIAL, SOUTHERN STATES, THE CORPORATE MERGER AND RELATED MATTERS.
Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by FB Financial or Southern States through the website maintained by the SEC at https://www.sec.gov or from FB Financial at its website, https://investors.firstbankonline.com, or from Southern States at its website, https://ir.southernstatesbank.net. Documents filed with the SEC by FB Financial will be available free of charge by accessing the “SEC Filings” tab of FB Financial’s website at https://investors.firstbankonline.com, or alternatively by directing a request by mail to FB Financial’s Corporate Secretary, 1221 Broadway, Suite 1300, Nashville, Tennessee 37203, and documents filed with the SEC by Southern States will be available free of charge by accessing Southern States’ website at https://ir.southernstatesbank.net under the “SEC Filings” tab or, alternatively, by directing a request by mail to Southern States’ Corporate Secretary, 615 Quintard Ave., Anniston, Alabama, 36201.
Participants in the Solicitation
FB Financial, Southern States, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from FB Financial and Southern States shareholders in connection with the proposed merger under the rules of the SEC. Information about the interests of the directors and executive officers of FB Financial and Southern States and other persons who may be deemed to be participants in the solicitation of shareholders of FB Financial and Southern States in connection with the Corporate Merger and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the Corporate Merger, which will be filed with the SEC.

Information about the directors and executive officers of FB Financial and their ownership of FB Financial Common Stock may also be found in the preliminary proxy statement for FB Financial’s 2025 annual meeting of shareholders (available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001649749/000164974925000066/fbk-20250328.htm), filed with the SEC by FB Financial on March 28, 2025, and other documents subsequently filed by FB Financial with the SEC. To the extent holdings of FB Financial Common Stock by the directors and executive officers of FB Financial have changed from the amounts of FB Financial Common Stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.
Information about the directors and executive officers of Southern States and their ownership of Southern States Common Stock may be found in the definitive proxy statement for Southern States’ 2024 annual meeting of shareholders (available at https://www.sec.gov/Archives/edgar/data/1689731/000162828024012666/a2024proxy-def14a.htm), filed with the SEC by Southern States on March 22, 2024, and other documents subsequently filed by Southern States with the SEC. To the extent holdings of Southern States Common Stock by the directors and executive officers of Southern States have changed from the amounts of Southern States Common Stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described above.
Forward-Looking Statements
This Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Any statements about FB Financial, Southern States or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are generally identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the Corporate Merger, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.
These forward-looking statements are not historical facts, and are based upon current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond FB Financial’s or Southern States’ control. In addition to factors previously disclosed in FB Financial’s and Southern States’ reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the risk that the cost savings and any revenue synergies from the proposed Corporate Merger is less than or different from expectations, (2) disruption from the proposed Corporate Merger with customer, supplier, or employee relationships, (3) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, (4) the failure to obtain necessary regulatory approvals for the Corporate Merger and Bank Merger, (5) the failure to obtain the approval of FB Financial and Southern States’ shareholders in connection with the Corporate Merger, (6) the possibility that the costs, fees, expenses, and charges related to the Corporate Merger and Bank Merger may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (7) the failure of the conditions to the Corporate Merger to be satisfied, (8) the risks related to the integration of the combined businesses, including the risk that the integration will be materially delayed or will be more costly or difficult than expected, (9) the diversion of management time on merger-related issues, (10) the ability of FB Financial to effectively manage the larger and more complex operations of the combined company following the Corporate Merger and Bank Merger, (11) the risks associated with FB Financial’s pursuit of future acquisitions, (12) the risk of expansion into new geographic or product markets, (13) reputational risk and the reaction of the parties’ customers to the Corporate Merger and Bank Merger, (14) FB Financial’s ability to successfully execute its various business strategies, including its ability to execute on potential acquisition opportunities, (15) the risk of potential litigation or regulatory action related to the Corporate Merger and Bank Merger, and (16) general competitive, economic, political, and market conditions.
These factors are not necessarily all of the factors that could cause FB Financial’s, Southern States’ or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm FB Financial’s, Southern States’, or the combined company’s results.
FB Financial and Southern States urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by FB Financial and / or Southern States. As a result of these and other matters, including changes in facts, assumptions not being realized or other factors, the actual results relating to the subject matter of any forward-looking statement may differ materially from the anticipated results expressed or implied in that forward-looking statement. Any forward-looking statement made in this communication or made by FB Financial or Southern States in any report, filing, document or information incorporated by reference in this communication, speaks only as of the date on which it is made. FB Financial and Southern States undertake no obligation to update any such forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. FB Financial and Southern States believe that these assumptions or bases have been chosen in good faith and that they are reasonable. However, FB Financial and Southern States caution you that assumptions as to future occurrences or results almost always vary from actual future occurrences or results, and the differences between assumptions and actual occurrences and results can be material. Therefore, FB Financial and Southern States caution you not to place undue reliance on the forward-looking statements contained in this filing or incorporated by reference herein.
If FB Financial or Southern States update one or more forward-looking statements, no inference should be drawn that FB Financial or Southern States will make additional updates with respect to those or other forward-looking statements. Further information regarding FB Financial, Southern States and factors which could affect the forward-looking statements contained herein can be found in FB Financial's Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001649749/000164974925000035/fbk-20241231.htm) and its other filings with the SEC, and in Southern States' Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001689731/000162828025012878/ssbk-20241231.htm) and its other filings with the SEC.
Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger by and between FB Financial Corporation and Southern States Bancshares, Inc., dated as of March 31, 2025*
10.1	Form of Southern States Bancshares, Inc. Director and Executive Officer Voting Agreement
10.2	Form of FB Financial Corporation Director and Executive Officer Voting Agreement
99.1	Joint Press Release, dated March 31, 2025
99.2	Presentation, dated March 31, 2025
104	Cover Page Interactive Data File (formatted as inline XBRL document)
*Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

	By:	/s/ Michael M. Mettee
Michael M. Mettee
Chief Financial Officer

Date: March 31, 2025